UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

March 19, 2020
Date of Report (Date of earliest event reported)

URANIUM ENERGY CORP.
(Exact name of registrant as specified in its charter)

Nevada	001-33706	98-0399476
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1030 West Georgia Street, Suite 1830 Vancouver, British Columbia	V6E 2Y3
(Address of principal executive offices)	(Zip Code)

(604) 682-9775
Registrant's telephone number, including area code

Not applicable.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol (s)	Name of each exchange on which registered
Common Stock	UEC	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (Section 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Section 240.12b-2 of this chapter).

Emerging growth company  [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    [ ]

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Section 1 - Registrant's Business and Operations

Item 1.01 Entry Into a Material Definitive Agreement.

On March 19, 2020, Uranium Energy Corp. (the "Company") entered into an amending agreement (the "Amending Agreement") to its prior At The Market Offering Agreement (the "ATM Agreement" and collectively, with the Amending Agreement, the "Offering Agreement") with H.C. Wainwright & Co., LLC (as the "Lead Manager") and the co-managers set forth on the signature page of the Offering Agreement; presently comprised of each of TD Securities (USA) Inc., Haywood Securities (USA) Inc., Roth Capital Partners, LLC, Eight Capital and Cormark Securities (USA) Limited (each, a "Co-Manager" and, collectively, with the Lead Manager, the "Managers"); under which the Company may, from time to time, sell shares of its common stock, par value $0.001 per share (the "Shares"), having an aggregate offering price of up to $30,000,000 through the Managers.

Upon delivery of a "Sales Notice" under and subject to the terms and conditions of the Offering Agreement, the "Designated Manager" of the Managers under the Offering Agreement may sell the Shares by methods deemed to be an "at-the-market" offering as defined in Rule 415 promulgated under the United States Securities Act of 1933, as amended (the "Securities Act"), including sales made directly on the NYSE American (the "NYSE American"), the existing trading market for our common stock, sales made to or through a market maker other than on an exchange or otherwise, directly to the sales agent as principal, in negotiated transactions at market prices prevailing at the time of sale or at prices related to such prevailing market prices, and/or in any other method permitted by law.  Subject to the terms and conditions of the Offering Agreement, the Managers will use commercially reasonable efforts, consistent with its normal trading and sales practices, to sell the Shares from time to time, based upon the Company's instructions, subject to applicable state and federal laws, rules and regulations, and the rules of the NYSE American.

The Company is not obligated to, and the Company cannot provide any assurances that it will, make any sales of the Shares under the Offering Agreement.  The Offering Agreement will terminate upon the earlier of (i) sale of the Shares under the Offering Agreement having an aggregate offering price of $30,000,000, or (ii) the termination of the Offering Agreement as permitted therein.  The Offering Agreement may be terminated by the Lead Manager or the Company at any time upon 5 days' notice to the other party, or by the Lead Manager at any time in certain circumstances, including the occurrence of a material adverse change in the Company.

The Company will pay the Designated Manager a commission of 2.25% of the gross proceeds from the sale of Shares, and has agreed to provide the Managers with customary indemnification and contribution rights.  Pursuant to the ATM Agreement, the Company agreed to reimburse the Lead Manager for certain specified expenses, including the fees and disbursements of its legal counsel, in an amount not to exceed $50,000, and pursuant to the Amending Agreement, the Company has agreed to reimburse the Lead Manager for the fees and expenses of its legal counsel in an amount not to exceed $15,000.

The description of the ATM Agreement does not purport to be complete and is qualified in its entirety by reference to the ATM Agreement that was filed as Exhibit 10.1 to our Current Report on Form 8-K filed with the SEC on April 9, 2019, and is incorporated by reference herein.  The description of the Amending Agreement does not purport to be complete and is qualified in its entirety the Amending Agreement which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein.

The opinion of the Company's counsel regarding the validity of the Shares that will be issued pursuant to the Offering Agreement is also filed herewith as Exhibit 5.1.

The Shares will be issued pursuant to: the Company's Registration Statement on Form S-3 (File No. 333-236571) (the "Registration Statement"), previously filed, which was declared effective by the Securities and Exchange Commission (the "SEC") on March 3, 2020; the base prospectus filed as part of the Registration Statement, and the prospectus supplement dated March 19, 2020 filed by the Company with the SEC.  This Current Report shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the Shares in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

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The Company cautions you that statements included in this report that are not a description of historical facts are forward-looking statements.  These forward-looking statements include statements regarding the ability to sell Shares and raise additional funds pursuant to the Offering Agreement. The inclusion of forward-looking statements should not be regarded as a representation by the Company that any of these results will be achieved.  Actual results may differ from those set forth in this report due to the risks and uncertainties associated with market conditions and the satisfaction of pre-sale conditions under the Offering Agreement, as well as risks and uncertainties inherent in the Company's business, including those described in the Company's periodic filings with the SEC.  You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof, and the Company undertakes no obligation to revise or update this report to reflect events or circumstances after the date hereof.  All forward-looking statements are qualified in their entirety by this cautionary statement.  This cautionary statement is made under the safe harbor provisions of Section 21E of the Private Securities Litigation Reform Act of 1995.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

5.1	Opinion of McMillan LLP.

10.1

Amending Agreement, dated March 19, 2020, by and between Uranium Energy Corp., H.C. Wainwright & Co., LLC, Haywood Securities (USA) Inc., TD Securities (USA) Inc., Eight Capital, Roth Capital Partners, LLC and Cormark Securities (USA) Limited

23.1	Consent of McMillan LLP (included in Exhibit 5.1).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

URANIUM ENERGY CORP.
DATE: March 19, 2020.	By: /s/ Amir Adnani Amir Adnani, President, Chief Executive Officer and a director

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